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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 5, 1998
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                           WESTERN DIGITAL CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                      1-8703                   95-2647125
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


8105 Irvine Center Drive, Irvine, California                       92618
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  (Address of principal executive offices)                       (zip code)


       Registrant's telephone number, including area code (714) 932-5000
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                                       N/A
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         (Former name or former address, if changed since last report)



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Item 5. Other Events

        On February 5, 1998, the registrant issued a press release announcing that the registrant intends to make a private offering of zero coupon convertible subordinated debentures.

        A copy of the press release is attached as Exhibit 99.2.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit       Description
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 99.2         Press Release Regarding Announcement of Offering of Convertible
              Subordinated Debentures



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 11, 1998                WESTERN DIGITAL CORPORATION


                                        By: /s/ MICHAEL A. CORNELIUS
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                                           Michael A. Cornelius
                                           Vice President-Law and Administration
                                           and Corporate Secretary



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